UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2012

Semi-Annual Repor t

Legg Mason

Western Asset

Global Inflation

Management

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Global Inflation Management Fund

Fund objectives

The Fund’s primary investment objective is total return. The Fund’s secondary investment objective is current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Global Inflation Management Fund for the six-month reporting period ended April 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

The Board of Trustees (the “Board”) of Legg Mason Western Asset Global Inflation Management Fund (the “Fund”) recently approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by Western Asset Inflation Indexed Plus Bond Fund (the “Acquiring Fund”), a series of Western Asset Funds, Inc., in exchange for shares of the Acquiring Fund. The Fund would then be terminated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization are expected to be mailed in July 2012. If the reorganization is approved by Fund shareholders, it is expected to occur on or about October 5, 2012, or on such later date as the parties may agree (the “Closing Date”). Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s prospectus. It is anticipated that no gain or loss for federal income tax purposes would be recognized by Fund shareholders as a result of the reorganization.

For more information regarding these changes, please see the Fund’s prospectus. A prospectus supplement, dated May 31, 2012, describes the proposed reorganization in more detail, including, among other things, differences in the valuation procedures of the Fund and the Acquiring Fund which will impact the value of the shares that Fund shareholders will receive if they participate in the reorganization.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we

Legg Mason Western Asset Global Inflation Management Fund	III

accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

IV	Legg Mason Western Asset Global Inflation Management Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.8% in the third quarter of 2011. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s second estimate for first quarter 2012 GDP growth was 1.9%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined over the next six months and was 8.1% in April 2012, the lowest rate since January 2009. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, existing-home sales rose 3.4% on a seasonally adjusted basis in April 2012 versus the previous month. In addition, the NAR reported that the median existing-home price for all housing types was $177,400 in April 2012, up 10.1% from April 2011. Despite these positives, the inventory of unsold homes rose 9.5% in April versus the previous month.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011, it had a reading of 50.6, its lowest reading in two years (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After falling to 52.4 in February, the PMI rose to 53.4 in March and 54.8 in April. In addition, sixteen of the eighteen industries tracked by the Institute for Supply Management expanded in April. By comparison, fifteen and eleven industries expanded in March and February, respectively.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas. In April 2012, the International Monetary Fund (“IMF”) stated that “global growth is projected to drop from about 4.0% in 2011 to about 3.5% in 2012 because of weak activity during the second half of 2011 and the first half of 2012.” The IMF now anticipates 2012 growth will be -0.3% in the Eurozone and 2.0% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that growth will fall from approximately 5.8% in 2011 to 5.7% in 2012.

Legg Mason Western Asset Global Inflation Management Fund	V

Market review

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 2.17%, respectively. Two-year Treasuries hit their low for the reporting period of 0.21% in mid-January 2012, and ten-year Treasuries reached their reporting period trough of 1.83% in late January 2012. With the economy gathering some momentum, Treasury yields moved higher toward the end of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March and April given renewed fears over the European sovereign debt crisis. When the reporting period ended on April 30, 2012, two-year Treasury yields were 0.27% and ten-year Treasury yields were 1.95%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. Looking back, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April, saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. With growth rates declining, both China and India lowered their cash reserve ratio for banks during the reporting period. This could be a precursor to lowering interest rates if global growth stalls further.

Q. What was the inflationary environment during the reporting period?

A. Inflation was fairly well-contained during the reporting period. For the six-months ended April 30, 2012, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.62%. The CPI-U less food and energy was 1.13% over the same time frame. Inflation-protected securities generated positive results during the six months ended April 30, 2012, with the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)vi returning 3.63%.

VI	Legg Mason Western Asset Global Inflation Management Fund

Investment commentary (cont’d)

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. A flight to quality occurred in November given fears regarding the European sovereign debt crisis. Risk appetite returned over the next three months of the period, due to some better-than-expected economic data in the U.S. and signs of progress in the European situation. However, concerns related to Europe triggered another bout of risk aversion in March and for much of April. For the six months ended April 30, 2012, the Barclays Capital U.S. Aggregate Indexvii returned 2.44%.

Q. How did the high-yield market perform over the six months ended April 30, 2012?

A. The U.S. high-yield bond market generated a solid gain during the reporting period. The asset class declined during the first month of the period due to the escalating European sovereign debt crisis. Against this backdrop, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii fell 2.16% in November. However, it rallied during four of the last five months of the period as risk appetite returned at times and investors looked to generate incremental yield in the low interest rate environment. All told, the high-yield market gained 6.91% for the six months ended April 30, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite periods of volatility, the asset class generated strong results for the six-month reporting period. In general, emerging market debt was supported by solid growth in developing countries and overall solid demand. These factors more than offset periods of weakness triggered by fears that China’s economy would experience a hard landing, geopolitical issues and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 7.33% over the six months ended April 30, 2012.

Performance review

For the six months ended April 30, 2012, Class A shares of Legg Mason Western Asset Global Inflation Management Fund, excluding sales charges, returned 3.23%. The Fund’s unmanaged benchmark, the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged), returned 3.63% for the same period. The Lipper Treasury Inflation-Protected Securities Funds Category Average1 returned 3.20% over the same time frame.

Performance Snapshot as of April 30, 2012 (unaudited)
(excluding sales charges)	6 Months
Legg Mason Western Asset Global Inflation Management Fund:
Class A	3.23%
Class C	3.01%
Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)	3.63%
Lipper Treasury Inflation-Protected Securities Funds Category Average[1]	3.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 178 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Global Inflation Management Fund	VII

at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended April 30, 2012 for Class A and Class C shares were 3.54% and 3.04%, respectively. Absent fee waivers and/or expense reimbursements, the 30- Day SEC Yields for Class A and Class C shares would have been 3.20% and 2.61%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ. The 30-Day SEC Yield includes adjustments for inflation to both U.S. and foreign portfolio securities that are linked to inflation indices. Please note, inflation adjustments to U.S. securities often occur at different intervals than foreign securities. These adjustments can cause the Yield to change substantially from month-to-month. Increases in the inflation rate may result in the Fund reporting an exceptionally high yield which may not be repeated.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, the gross total annual operating expense ratios for Class A and Class C shares were 1.27% and 1.84%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.90% for Class A shares and 1.40% for Class C shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

RISKS: This Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk (with deflation, the principal value of IPS holdings would be adjusted downward). Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund

VIII	Legg Mason Western Asset Global Inflation Management Fund

Investment commentary (cont’d)

performance. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

I	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vi	The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2012 and October 31, 2011 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2011 and held for the six months ended April 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.23%	$1,000.00	$1,032.30	0.90%	$4.55	Class A	5.00%	$1,000.00	$1,020.39	0.90%	$4.52
Class C	3.01	1,000.00	1,030.10	1.40	7.07	Class C	5.00	1,000.00	1,017.90	1.40	7.02

[1]	For the six months ended April 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — April 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC World	— Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)
LMWA Global	— Legg Mason Western Asset Global Inflation Management Fund

4	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC World	— Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)
LMWA Global	— Legg Mason Western Asset Global Inflation Management Fund

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

April 30, 2012

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Treasury Inflation Protected Securities — 37.9%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	1,769,149		$2,311,918	(a)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	900,036		1,432,041
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,290,016		1,768,733
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	483,547		485,965
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	1,313,879		1,340,156
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,104,415		4,353,245
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	2,044,488		2,189,998
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	1,442,906		1,510,318
Total U.S. Treasury Inflation Protected Securities (Cost — $14,322,549)					15,392,374
Corporate Bonds & Notes — 0.1%
Financials — 0.0%
Capital Markets — 0.0%
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	150,000		0	(b)(c)(d)(e)(f)
Commercial Banks — 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	100,000		0	(b)(c)(d)(e)(f)
Total Financials					0
Industrials — 0.1%
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	16,000		18,340
Total Corporate Bonds & Notes (Cost — $265,040)					18,340
Non-U.S. Treasury Inflation Protected Securities — 37.0%
Canada — 1.2%
Government of Canada, Bonds	4.000%	12/1/31	291,744	CAD	497,987
France — 7.8%
Government of France, Bonds	2.250%	7/25/20	1,500,315	EUR	2,199,790
Government of France, Bonds	2.100%	7/25/23	667,397	EUR	972,284
Total France					3,172,074
Italy — 2.4%
Italy Buoni Poliennali Del Tesoro, Bonds	2.100%	9/15/21	875,815	EUR	963,461
Japan — 2.0%
Government of Japan, Bonds	1.400%	6/10/18	59,789,500	JPY	817,928
Sweden — 0.2%
Government of Sweden, Bonds	3.500%	12/1/28	380,000	SEK	104,013
United Kingdom — 23.4%
United Kingdom Treasury Gilt, Bonds	1.875%	11/22/22	1,504,385	GBP	3,100,816
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/27	716,793	GBP	1,429,210
United Kingdom Treasury Gilt, Bonds	1.125%	11/22/37	224,919	GBP	467,724
United Kingdom Treasury Gilt, Bonds	0.625%	3/22/40	1,229,525	GBP	2,311,666

See Notes to Financial Statements.

6	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
United Kingdom — continued
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	675,087	GBP	$1,655,120
United Kingdom Treasury Gilt, Bonds	0.375%	3/22/62	274,587	GBP	519,531	(b)
Total United Kingdom					9,484,067
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $13,836,660)					15,039,530
Sovereign Bonds — 13.5%
Canada — 1.0%
Canadian Government Bond, Bonds	1.500%	12/1/44	310,297	CAD	395,409
France — 4.3%
Government of France, Bonds	1.100%	7/25/22	991,093	EUR	1,309,652
Government of France, Bonds	1.800%	7/25/40	299,365	EUR	419,437
Total France					1,729,089
Germany — 4.6%
Bundesrepublik Deutschland	1.750%	4/15/20	1,209,084	EUR	1,881,739
Sweden — 3.6%
Government of Sweden, Bonds	0.250%	6/1/22	9,760,000	SEK	1,473,518
Total Sovereign Bonds (Cost — $5,374,956)					5,479,755
Total Investments Before Short-Term Investments (Cost — $33,799,205)					35,929,999
Short-Term Investments — 10.4%
U.S. Government Agencies — 4.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost—$1,999,114)	0.120%	9/11/12	2,000,000		1,999,410	(g)
Repurchase Agreements — 5.5%
State Street Bank & Trust Co., repurchase agreement dated 4/30/12; Proceeds at maturity — $2,225,001; (Fully collateralized by U.S. Treasury Bonds, 3.750% due 8/15/41; Market value — $2,271,012) (Cost — $2,225,000)	0.010%	5/1/12	2,225,000		2,225,000
Total Short-Term Investments (Cost — $4,224,114)					4,224,410
Total Investments — 98.9% (Cost — $38,023,319#)					40,154,409
Other Assets in Excess of Liabilities — 1.1%					446,944
Total Net Assets — 100.0%					$40,601,353

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	The coupon payment on these securities is currently in default as of April 30, 2012.

(d)	Value is less than $1.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Illiquid security.

(g)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	7

Legg Mason Western Asset Global Inflation Management Fund

Abbreviations used in this schedule:
CAD	—Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona

See Notes to Financial Statements.

8	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2012

Assets:
Investments, at value (Cost — $38,023,319)	$40,154,409
Foreign currency, at value (Cost — $149,350)	149,566
Cash	703
Unrealized appreciation on forward foreign currency contracts	233,888
Foreign currency collateral for open futures contracts, at value (Cost — $195,323)	196,603
Interest receivable	142,601
Receivable for Fund shares sold	5,731
Deposits with brokers for open futures contracts	443
Receivable for securities sold	17
Prepaid expenses	29,263
Total Assets	40,913,224

Liabilities:
Unrealized depreciation on forward foreign currency contracts	137,111
Payable for Fund shares repurchased	56,984
Payable to broker — variation margin on open futures contracts	39,551
Service and/or distribution fees payable	11,119
Investment management fee payable	6,407
Distributions payable	3,919
Accrued expenses	56,780
Total Liabilities	311,871
Total Net Assets	$40,601,353

Net Assets:
Par value (Note 7)	$36
Paid-in capital in excess of par value	38,641,566
Overdistributed net investment income	(266,263)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	38,487
Net unrealized appreciation on investments, futures contracts and foreign currencies	2,187,527
Total Net Assets	$40,601,353

Shares Outstanding:
Class A	2,944,446
Class C	608,345

Net Asset Value:
Class A (and redemption price)	$11.43
Class C (and redemption price)	$11.40
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$11.69

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended April 30, 2012

Investment Income:
Interest	$334,333

Expenses:
Investment management fee (Note 2)	103,038
Service and/or distribution fees (Notes 2 and 5)	63,758
Transfer agent fees (Note 5)	24,953
Registration fees	19,654
Audit and tax	18,349
Shareholder reports	13,991
Custody fees	6,982
Legal fees	3,673
Fund accounting fees	1,857
Insurance	905
Trustees’ fees	323
Miscellaneous expenses	1,200
Total Expenses	258,683
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(73,152)
Net Expenses	185,531
Net Investment Income	148,802

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	461,713
Futures contracts	(114,755)
Foreign currency transactions	249,149
Net Realized Gain	596,107
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	551,496
Futures contracts	(29,142)
Foreign currencies	(49,339)
Change in Net Unrealized Appreciation (Depreciation)	473,015
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	1,069,122
Increase in Net Assets from Operations	$1,217,924

See Notes to Financial Statements.

10	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2012 (unaudited) and the Year Ended October 31, 2011	2012	2011

Operations:
Net investment income	$148,802	$636,597
Net realized gain	596,107	2,173,943
Change in net unrealized appreciation (depreciation)	473,015	(1,500,151)
Increase in Net Assets From Operations	1,217,924	1,310,389

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(574,804)	(904,871)
Net realized gains	(338,413)	—
Decrease in Net Assets From Distributions to Shareholders	(913,217)	(904,871)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	7,130,821	9,873,876
Reinvestment of distributions	871,089	854,958
Cost of shares repurchased	(3,902,171)	(9,233,515)
Increase in Net Assets From Fund Share Transactions	4,099,739	1,495,319
Increase in Net Assets	4,404,446	1,900,837

Net Assets:
Beginning of period	36,196,907	34,296,070
End of period*	$40,601,353	$36,196,907
* Includes (overdistributed) and undistributed net investment income of:	$(266,263)	$159,739

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009	2008	2007[3]

Net asset value, beginning of period	$11.36	$11.22	$10.80	$9.43	$10.97	$10.72

Income (loss) from operations:
Net investment income (loss)	0.05	0.21	0.11	(0.03)	0.38	0.20
Net realized and unrealized gain (loss)	0.31	0.23	0.46	1.69	(1.44)	0.56
Proceeds from settlement of a regulatory matter	—	—	0.03	—	—	—
Total income (loss) from operations	0.36	0.44	0.60	1.66	(1.06)	0.76

Less distributions from:
Net investment income	(0.18)	(0.30)	(0.18)	(0.29)	(0.48)	(0.51)
Net realized gains	(0.11)	—	—	—	—	—
Total distributions	(0.29)	(0.30)	(0.18)	(0.29)	(0.48)	(0.51)

Net asset value, end of period	$11.43	$11.36	$11.22	$10.80	$9.43	$10.97
Total return[4]	3.23%	4.02%	5.60%[5]	18.07%	(10.25)%	7.39%

Net assets, end of period (000s)	$33,664	$29,562	$29,630	$30,565	$28,869	$25,983

Ratios to average net assets:
Gross expenses	1.28%[6]	1.27%	1.41%	1.23%	1.45%	2.21%[7]
Net expenses[8,9]	0.90 [6,10]	0.90 [10]	0.90 [10]	0.90 [10]	0.90 [10]	1.21 [7,11]
Net investment income (loss)	0.89 [6]	1.92	1.03	(0.34)	3.40	1.93

Portfolio turnover rate	89%	200%	78%	129%	81%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.32%. Class A received $85,653 related to this distribution.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.19% and 1.20%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[11]

Effective December 31, 2004 through October 31, 2007 as a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.20%.

See Notes to Financial Statements.

12	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2012[2]	2011	2010	2009	2008	2007[3]

Net asset value, beginning of period	$11.30	$11.16	$10.79	$9.43	$10.97	$10.73

Income (loss) from operations:
Net investment income (loss)	0.02	0.16	0.06	(0.01)	0.34	0.14
Net realized and unrealized gain (loss)	0.32	0.22	0.44	1.63	(1.46)	0.56
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—	—
Total income (loss) from operations	0.34	0.38	0.51	1.62	(1.12)	0.70

Less distributions from:
Net investment income	(0.13)	(0.24)	(0.14)	(0.26)	(0.42)	(0.46)
Net realized gains	(0.11)	—	—	—	—	—
Total distributions	(0.24)	(0.24)	(0.14)	(0.26)	(0.42)	(0.46)

Net asset value, end of period	$11.40	$11.30	$11.16	$10.79	$9.43	$10.97
Total return[4]	3.01%	3.52%	4.84%[5]	17.60%	(10.70)%	6.74%

Net assets, end of period (000s)	$6,937	$6,635	$4,666	$7,055	$5,664	$368

Ratios to average net assets:
Gross expenses	1.85%[6]	1.84%	2.04%	1.80%	1.52%	2.66%[7]
Net expenses[8,9]	1.40 [6,10]	1.40 [10]	1.40 [10]	1.40 [10]	1.38 [10]	1.72 [7,11]
Net investment income (loss)	0.37 [6]	1.42	0.52	(0.13)	3.11	1.36

Portfolio turnover rate	89%	200%	78%	129%	81%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 4.74%. Class C received $3,263 related to this distribution.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.64% and 1.70%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[11]

Effective December 31, 2004 through October 31, 2007 as a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.70%.

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Global Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair

14	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	15

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$15,392,374	—		$15,392,374
Corporate bonds & notes	—	18,340	$0	*	18,340
Non-U.S. treasury inflation protected securities	—	15,039,530	—		15,039,530
Sovereign bonds	—	5,479,755	—		5,479,755
Total long-term investments	—	$35,929,999	$0	*	$35,929,999
Short-term investments†	—	4,224,410	—		4,224,410
Total investments	—	$40,154,409	$0	*	$40,154,409
Other financial instruments:
Forward foreign currency contracts	—	$233,888	—		$233,888
Total	—	$40,388,297	$0	*	$40,388,297

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$42,694	—	—		$42,694
Forward foreign currency contracts	—	$137,111	—		137,111
Total	$42,694	$137,111	—		$179,805

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes
Balance as of October 31, 2011	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of April 30, 2012	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2012	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

16	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or foreign currencies or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	17

forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of

18	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $137,111. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	19

are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

20	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan, respectively.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and C shares did not exceed 0.90% and 1.40%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the six months ended April 30, 2012, fees waived and/or expenses reimbursed amounted to $73,152.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For purchases made after August 1, 2012, the CDSC will apply to the redemption of Class A shares within 18 months of purchase.

For the six months ended April 30, 2012, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2012, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$16,649,104	$15,173,058
Sales	19,147,419	12,221,484

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	21

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,397,682
Gross unrealized depreciation	(266,592)
Net unrealized appreciation	$2,131,090

At April 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
German Euro Bund	12	6/12	$2,215,438	$2,241,131	$(25,693)
U.S. Treasury 5-Year Notes	19	6/12	2,347,626	2,352,141	(4,515)
United Kingdom Long Gilt Bonds	10	6/12	1,863,748	1,876,234	(12,486)
Net unrealized loss on open futures contracts					$(42,694)

At April 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Credit Suisse London	285,000	$296,514	5/16/12	$(5,843)
Australian Dollar	JPMorgan Chase Bank	800,000	832,319	5/16/12	3,419
Australian Dollar	JPMorgan Chase Bank	394,607	410,548	5/16/12	(12,940)
Australian Dollar	UBS AG London	589,240	613,044	5/16/12	(16,983)
British Pound	BNP Paribas SA	55,375	89,861	5/16/12	2,369
British Pound	Credit Suisse London	140,000	227,186	5/16/12	5,122
British Pound	Credit Suisse London	130,000	210,959	5/16/12	7,160
British Pound	Credit Suisse London	95,336	154,707	5/16/12	4,707
British Pound	Deutsche Bank AG	152,920	248,152	5/16/12	7,417
British Pound	JPMorgan Chase Bank	275,000	446,259	5/16/12	9,742
British Pound	JPMorgan Chase Bank	33,185	53,851	5/16/12	1,040
British Pound	UBS AG London	407,571	661,390	5/16/12	16,979
British Pound	UBS AG London	150,000	243,414	5/16/12	2,771
Canadian Dollar	Credit Suisse London	1,433,213	1,450,379	5/16/12	15,171
Canadian Dollar	JPMorgan Chase Bank	149,933	151,728	5/16/12	1,781
Euro	Citibank N.A.	581,766	770,122	5/16/12	11,179
Euro	Credit Suisse London	3,307,380	4,378,195	5/16/12	17,596
Euro	Credit Suisse London	400,000	529,506	5/16/12	3,358
Euro	Credit Suisse London	275,000	364,035	5/16/12	(752)
Euro	Credit Suisse London	114,723	151,866	5/16/12	1,867
Euro	JPMorgan Chase Bank	510,804	676,184	5/16/12	219
Euro	JPMorgan Chase Bank	410,000	542,744	5/16/12	(1,395)
Euro	JPMorgan Chase Bank	160,000	211,802	5/16/12	131
Euro	JPMorgan Chase Bank	75,253	99,617	5/16/12	(382)

22	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
Euro	JPMorgan Chase Bank	70,000	$92,664	5/16/12	$579
Euro	JPMorgan Chase Bank	50,000	66,188	5/16/12	395
Euro	Morgan Stanley & Co.	75,000	99,282	5/16/12	1,413
Euro	Royal Bank of Scotland PLC	462,879	612,743	5/16/12	(2,318)
Euro	UBS AG London	130,000	172,090	5/16/12	1,710
Euro	UBS AG London	60,000	79,426	5/16/12	885
Japanese Yen	Credit Suisse London	76,183,482	954,313	5/16/12	(39,874)
Swedish Krona	Credit Suisse London	4,430,119	658,773	5/16/12	(314)
Swedish Krona	Credit Suisse London	2,369,312	352,324	5/16/12	(11)
Swedish Krona	JPMorgan Chase Bank	2,413,020	358,824	5/16/12	4,200
Swedish Krona	UBS AG London	1,146,918	170,550	5/16/12	480
					40,878
Contracts to Sell:
Australian Dollar	Credit Suisse London	1,469,947	1,529,330	5/16/12	40,602
Australian Dollar	JPMorgan Chase Bank	593,373	617,345	5/16/12	10,108
British Pound	BNP Paribas SA	50,000	81,138	5/16/12	(1,825)
British Pound	Credit Suisse London	90,000	146,048	5/16/12	(3,552)
British Pound	Credit Suisse London	150,000	243,414	5/16/12	(5,304)
British Pound	JPMorgan Chase Bank	58,588	95,074	5/16/12	(2,989)
British Pound	JPMorgan Chase Bank	175,000	283,983	5/16/12	(6,436)
Canadian Dollar	JPMorgan Chase Bank	782,552	791,925	5/16/12	(6,262)
Canadian Dollar	UBS AG London	132,290	133,875	5/16/12	(1,330)
Euro	BNP Paribas SA	68,801	91,076	5/16/12	(649)
Euro	Credit Suisse London	25,000	33,094	5/16/12	(18)
Euro	Credit Suisse London	300,000	397,130	5/16/12	(1,985)
Euro	Deutsche Bank AG	650,000	860,447	5/16/12	(12,301)
Euro	JPMorgan Chase Bank	83,144	110,063	5/16/12	(63)
Euro	JPMorgan Chase Bank	87,805	116,233	5/16/12	1,762
Euro	JPMorgan Chase Bank	600,000	794,259	5/16/12	(1,445)
Euro	JPMorgan Chase Bank	3,693,586	4,889,440	5/16/12	17,082
Euro	Royal Bank of Scotland PLC	120,000	158,852	5/16/12	(1,283)
Euro	UBS AG London	403,140	533,663	5/16/12	(3,965)
Japanese Yen	BNP Paribas SA	34,216,780	428,617	5/16/12	17,687
Japanese Yen	Deutsche Bank AG	18,180,000	227,732	5/16/12	9,779
Japanese Yen	JPMorgan Chase Bank	34,885,000	436,987	5/16/12	(6,892)
Japanese Yen	UBS AG London	7,285,513	91,262	5/16/12	3,852
Norwegian Krone	JPMorgan Chase Bank	2,025,450	353,741	5/16/12	882
Swedish Krona	Credit Suisse London	4,525,000	672,882	5/16/12	4,980
Swedish Krona	JPMorgan Chase Bank	8,818,290	1,311,308	5/16/12	5,464
					55,899
Net unrealized gain on open forward foreign currency contracts					$96,777

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	23

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2012.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$233,888

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$42,694	—	$42,694
Forward foreign currency contracts	—	$137,111	137,111
Total	$42,694	$137,111	$179,805

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(114,755)	—	$(114,755)
Forward foreign currency contracts	—	$236,351	236,351
Total	$(114,755)	$236,351	$121,596

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(29,142)	—	$(29,142)
Forward foreign currency contracts	—	$(54,071)	(54,071)
Total	$(29,142)	$(54,071)	$(83,213)

24	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended April 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$16,236,859
Forward foreign currency contracts (to sell)	16,163,555
Futures contracts (to sell)	3,021,078

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.50% of the average net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$38,374	$18,572
Class C	25,384	6,381
Total	$63,758	$24,953

For the six months ended April 30, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/ Expense Reimbursements
Class A	$58,076
Class C	15,076
Total	$73,152

6. Distributions to shareholders by class

	Six Months Ended April 30, 2012	Year Ended October 31, 2011
Net Investment Income:
Class A	$497,575	$780,977
Class C	77,229	123,894
Total	$574,804	$904,871

Net Realized Gains:
Class A	$274,107	—
Class C	64,306	—
Total	$338,413	—

7. Shares of beneficial interest

At April 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	25

multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	539,127	$6,092,360	575,077	$6,436,124
Shares issued on reinvestment	64,977	731,953	66,191	735,210
Shares repurchased	(261,462)	(2,963,332)	(681,178)	(7,548,958)
Net increase (decrease)	342,642	$3,860,981	(39,910)	$(377,624)

Class C
Shares sold	92,134	$1,038,461	312,481	$3,437,752
Shares issued on reinvestment	12,410	139,136	10,801	119,748
Shares repurchased	(83,136)	(938,839)	(154,460)	(1,684,557)
Net increase	21,408	$238,758	168,822	$1,872,943

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and

26	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject

Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report	27

Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a

28	Legg Mason Western Asset Global Inflation Management Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Compliant would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011. Oral argument on the motions was heard on May 11, 2012 and the court reserved judgment.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Legg Mason Western Asset Global Inflation Management Fund	29

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Global Inflation Management Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. and Western Asset Management Company Ltd (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors

30	Legg Mason Western Asset Global Inflation Management Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information

Legg Mason Western Asset Global Inflation Management Fund	31

throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as Treasury inflation-protected securities funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2011 was above the median and that the Fund’s performance for the 3-, 5- and 10-year periods ended June 30, 2011 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

32	Legg Mason Western Asset Global Inflation Management Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as Treasury inflation-protected securities funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and Actual Management Fee was below the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses and noted the size of the Fund. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2013.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Contractual Management Fee was at the median of the expense group and the Actual Management Fee was below the median of the expense group.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Legg Mason Western Asset Global Inflation Management Fund	33

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

Global Inflation Management Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Global Inflation Management Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Global Inflation Management Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Global Inflation Management Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01935 6/12 SR12-1666

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	June 22, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	June 22, 2012